Exhibit 10.2

Amendment No. RI0475E

AMENDMENT

TO THE

MASTER LOAN AGREEMENT

THIS AMENDMENT is entered into as of December 28 , 2011, between FARM CREDIT SERVICES OF AMERICA, FLCA (“FLCA”), FARM CREDIT SERVICES OF AMERICA, PCA (“PCA”) and ABE FAIRMONT, LLC, Fairmont, Nebraska (the “Company”).

BACKGROUND

FLCA and the Company are parties to a Master Loan Agreement dated April 7, 2011 (such agreement is hereinafter referred to as the “MLA”). Hereinafter, the term “Farm Credit” shall mean FLCA, PCA or both, as applicable in the context. Farm Credit and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree as follows:

1. Section 10(H) of the MLA is hereby amended and restated to read as follows:

SECTION 10. Negative Covenants. Unless otherwise agreed to in writing by Agent (as that term is defined in Section 2 of the MLA), while this agreement is in effect the Company will not:

(H) Capital Expenditures. During fiscal year 2012 of the Company, expend, in the aggregate, no more than $3,600,000.00 and in subsequent fiscal years expend no more than $600,000.00 for the acquisition of fixed or capital assets (including all obligations under capitalized leases authorized under the terms of this agreement, but excluding obligations under operating leases).

2. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

(SIGNATURES ON FOLLOWING PAGE)

Amendment Rl0340E to Master Loan Agreement Rl0475D

ABE FAIRMONT, LLC

Fairmont, Nebraska

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERlCA, FLCA

By: /s/ Kathryn L. Frahm
Title: VP Commercial Lender

FARM CREDIT SERVICES OF AMERICA, PCA

By: /s/ Kathryn L. Frahm
Title: VP Commercial Lender

ABE FAIRMONT LLC By ADVANCED BIOENERGY, LLC its sole member

By: /s/ Richard Peterson
Title: President